SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): April 14, 2004

                              Eagle Broadband, Inc.
                              ---------------------
             (Exact name of registrant as specified in its charter)

                                      Texas
                                      -----
                 (State or other jurisdiction of incorporation)

        001-15649                                    76-0494995
        ----------                                   ----------
 (Commission File Number)                 (IRS Employer Identification No.)

                 101 COURAGEOUS DRIVE, LEAGUE CITY, TEXAS 77573
          (Address of principal executive offices, including zip code)


                                 (281) 538-6000
              (Registrant's telephone number, including area code)

Item 7.  Financial Statements and Exhibits

(a) Financial Statements of Business Acquired. Inapplicable.

(b) Pro Forma Financial Information. Inapplicable.

(c) Exhibits.

         Exhibit Number                     Exhibit Description
         --------------                     -------------------

         99.1                               Press Release dated April 14, 2004


Item 9.  Regulation FD Disclosure

         Eagle Broadband, Inc. has reported its financial results for its quarter ended February 29, 2004. The Company's press release dated April 14, 2004 announcing the results is attached as Exhibit 99.1. All information in the press release is furnished but not filed. This information is being provided under Item 12.

Item 12. Results of Operation and Financial Condition
         Eagle Broadband, Inc. has reported its financial results for its fiscal 2004 second quarter ended February 29, 2004. The Company's press release dated April 13, 2004, announcing the results is attached as
         Exhibit 99.1. All information in the press release is furnished but not filed. This information is being provided under Item 12.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  April 14, 2004          EAGLE BROADBAND, INC.
                                ---------------------
                                (Registrant)


                                /s/ David A. Weisman
                                --------------------
                                David A. Weisman
                                Chief Executive Officer


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